Exhibit 99.1

ACI Investor Day Elkhorn, Nebraska March 10, 2009

2 This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward- looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward- looking statements and risk factors is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation. Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements

3 2009 Investor Day Agenda Phil Heasley - Opening Remarks Ron Totaro- Business and Product Operations Dave McCann- Implementation Challenges & Opportunities Dan Archer- Base24-eps/PRM Demonstration Ralph Dangelmaier- General Market Environment 2009 Ajit Godbole- Technology & Architecture Scott Behrens - Finance Review Q&A Dave Sonier- ACI and the IBM Data Center

Welcome Phil Heasley, CEO

Global Operations Ron Totaro, Chief Operating Officer

6 Topics 2008 Recap: Rebuilding the Foundation 2009 Initiatives: Improving Our Ability to Execute Product Management IBM Alliance: Strategic Marketing Focus

7 Rebuilding the Foundation Corporate Strategy Business Planning Organizational Alignment Execution Reporting & Refinement ACI Corporate Strategy Validated 2Q'08 Organization & Operational Assessment 2Q'08 Development & Implementation of '09 Operating Plan 4Q'08 Implemented Monthly Dashboards & Reporting Package 1Q'09 New Compensation Plans To Drive Accountability & Performance 1Q'09 Rationalized Cost Structure & Organizations 3Q'08 Hiring of Key Leadership Roles 2Q'09

8 Rebuilding the Foundation ACI Corporate Strategy (Jan '08 - current) Validated with external customers and IBM Organization and Operational Assessment (Mar '08 - Aug '08) Quantified addressable market opportunities Created product P&Ls Assessed implementation services operating model Identified organizational and leadership gaps Corporate Strategy Business Planning Organizational Alignment Execution Reporting & Refinement

9 Rebuilding the Foundation Rationalized Cost Structure and Organizations (Aug '08 - 2009) Established future state organizational objectives, operating structure and functional role alignments New services and project delivery model defined for '09 deployment New 'P&L-oriented' channel organizations in place Establishing strong product management and product P&L focus Significantly improved the cost structure with $38 million of costs removed between '08 and '09 and reinvesting $12 million in high-growth areas in '09 Hiring key leaders in all global and functional areas...almost done Corporate Strategy Business Planning Organizational Alignment Execution Reporting & Refinement

10 Rebuilding the Foundation Chief Product Leader VP Global Risk Solutions APAC Strategy & Planning Leader EMEA Head of Services APAC Head of Services EMEA Strategy & Planning Leader Global Help24 Leader VP Human Resources Key Hires to Date: On-Demand Leader S. Europe / Middle East Leader Remaining Roles to Fill: Corporate Strategy Business Planning Organizational Alignment Execution Reporting & Refinement

11 Rebuilding the Foundation Developed the 2009 Operating Plan (Oct '08 - Dec '08) Bottoms-up revenue and cost plans from each organization Planning for substantial profitability improvements via 'controlled' sales growth, P&L focus and operating efficiencies Implemented Channel Financial/Operating Metrics (Dec '08) Monthly reporting package with data at the channel, sub-region and project level Metrics cover financial performance, project implementations status, services performance, customer satisfaction, etc...transparent with quantitative decision making Compensation Plans (Oct '08 - Dec '08) Redefined Compensation Plans for Sales, Product and all channel employees Strong focus on financial returns and quantitative measurable results Corporate Strategy Business Planning Organizational Alignment Execution Reporting & Refinement

12 Improving Our Ability to Execute Corporate Management Office (CMO) 1Q'09 New Product Roadmaps and Multi-Year Strategy 1Q'09 Updated 1Q'09 Implementation Services Methodology (ISM) New Deal Approval Process / Deal Review Committee 1Q'09 New Regional Go-To-Market Business Plans 2Q'09 New 3Q'09 Product Pricing Strategy & Methodology Updated Software Development Life Cycle (SDLC) Updated 1Q'09 Understand & Scope Clients' Needs Professional Services Business Strategy Updated 2Q'09 Market ACI's Products & Solutions Understand Client's Needs Select Profitable Deals Implement the Solution Aftermarket Servicing

13 Improving Our Ability to Execute Country/Region Specific Go-To-Market Strategies Driving increased granularity into how we evaluate, manage and report our business operations Developing region-specific resourcing and selling strategies based upon local customer needs Ensuring there's a strong and well laid-out IBM focus Product Roadmaps & Multi-Year Strategy Clear definitions for multi-version release cycles have been developed across the product portfolio with strong coordination from key parties from across the company Articulation of Product plans to the Salesforce along with Product 'Cheat Sheets' to help provide potential customers with a clear understanding of our product direction Understand & Scope Clients' Needs Market ACI's Products & Solutions Understand Client's Needs Select Profitable Deals Implement the Solution Aftermarket Servicing Product Pricing Tools and Strategy Revaluating the policies and methodologies used to price our portfolio of products based upon product capabilities and competitor analysis...share best practices globally Viewed as a potentially significant source of margin improvement for ACI

14 Improving Our Ability to Execute Deal Approval Process / Deal Review Committee Formalized and rigorous deal evaluation process has been put in place to ensure all aspects of customer requirements are fully understood when entering into a deal and so that the contracted economics are appropriate and beneficial to ACI. The largest deals will come to a central underwriting committee of senior leadership team prior to a formal pricing offer being extended to the client Understand & Scope Clients' Needs Market ACI's Products & Solutions Understand Client's Needs Select Profitable Deals Implement the Solution Aftermarket Servicing Corporate Management Office (CMO) Provides the processes, tools and oversight to enable integrated planning, management and project execution in order for ACI and its resources to achieve their strategic objectives Updated IT systems and tools infrastructure has been deployed in support of these processes Implementation Services Methodology Realigning the project delivery methodology to have more consistent ownership, framework and processes globally; Development and architecture roles are performed by CIO, requirements gathering by Product Management and the channels owning project delivery

15 Improving Our Ability to Execute Software Development Life Cycle (SDLC) CIO organization has implemented a process to re-define how we design and develop software. The team has been reorganized around more purified roles to enable more efficient execution with strong knowledge centers and accountability Professional Services Strategy Redefining and formalizing how ACI markets, resources and provides higher-margin Professional Services to our clients and help generate an incremental and partially recurring revenue model with clients Understand & Scope Clients' Needs Market ACI's Products & Solutions Understand Client's Needs Select Profitable Deals Implement the Solution Aftermarket Servicing Resource Augmentation & Systems Management Migration Planning Operational Reviews Platform and Product Gap Analysis Payment Processing Assessment Payment Engine Consolidation Review Bank Consolidation & Merger Support Custom Coding Systems Performance Analysis & Tuning

16 Planning Implement / Execute Report / Refine Go-to- Market Understand Customer Needs Execute Profitable Deals Deliver to the Customer Service the Customer Product Regardless of how good a company's products are, without the right business processes in place to manage the business, the company will struggle. -> We've now got the got the right core processes in place and are continuing to refine and improve how we execute. ....Fortunately ACI also has great products... The Stage Is Set for Success...

17 ACI Product Portfolio ACI Wholesale Payments Solution Payments Hub MTS-eps Online Banking ACI Enterprise Banker Trade Finance ACI Global Trade Manager ACI Open Account Manager Global Payments Processing ACI MTS / Money Transfer System ACI Payment File Manager ACI Common Infrastructure & Tools Automated Enrollments ACI Enterprise Enrollments Web Services Tools ACI WebGate Activity Monitoring ACI Monitoring & Management System (ENGUARD) Testing and Simulation ACI Simulation Services for Enterprise Testing (ASSET) Communications ACI Network Express ICE-XS GoldenGate ACI Risk Management Solution Fraud Detection ACI Proactive Risk Manager Case Management ACI Automated Case Management ACI Retail Payments Solution Payments Hubs BASE24 BASE24-eps ACI Commerce Gateway ACI Retail Commerce Server Payment Settlement and Card Management Card Management ACI Payments Manager ACI Smart Chip Manager Payment Settlement ACI Payments Manager

18 SOA-based solution and architecture Convergence of Wholesale, Retail and Risk Management Payment services Easy integration with the financial institution's enterprise infrastructure Long-term vision for ACI and ACI customers Over time, business functions in current products will be composed into components and services Existing ACI products will begin to provide and consume services that interact within the ACI EPS Hub ACI Product Direction vis a vis the EPS Hub: Payment Access Services Wholesale Payments Solution Retail Payments Solution Risk Management Solution EPS Core Services Clearing, Settlement, Reconciliation, Account Management Scoring & Analytics, Decisioning EPS Infrastructure Orchestration, Application Management Security EPS Database Data Management

# BASE24-eps

## Functionality / Market Served

- Provides an end-to-end solution for the acquisition, authorization and recording of consumer based electronic payments
- High volume, high availability, multi-platform transaction processing engine
- Transaction acquiring: ATM, POS and interchange interfaces
- Device channel management: ATM and POS Complex transaction routing and switching

## Key Competitors

- Software Providers
  - S1
  - Fidelity (eFunds)
  - Regional (Alaric, Tieto Enator, Distra)
- In-house Systems
- Processors (Mature and Emerging)
  - First Data, ATOS, Metavante, FiServ,...
  - Visa & Mastercard

## Value Proposition

- Attain faster time to market at a lower cost through powerful customization environment for authorization, device management and interfaces
- Platform rationalization after merger or acquisition while supporting diverse payment products and processes
- Provide customers a single view of their card account activity and balances across multiple delivery device channels
- Eliminate need to maintain multiple authorization engines (e.g. BASE24-atm and BASE24-pos), reducing system complexity, development and maintenance costs

## Release Plan / Pricing

- Providing capabilities to migrate our legacy payment engine customers to BASE24-eps (BASE24, ON/2, OpeN/2, AS/x, T25, OCM24)
- Building out of the long term retail roadmap with the end view towards the EPS-HUB

- Customers license modules and capacity
- Maintenance fees (PSF) are typically associated with modules, not capacity

19

# PRM

## Functionality / Market Served

- Provides an end-to-end solutions for real-time and enterprise payments risk management: Fraud Detection and Money Laundering Detection
- Transaction monitoring solution to detect fraudulent and money laundering activity
- Solutions offered for Enterprise, Debit/Credit card, Merchant and Anti-Money Laundering
- Rules and Neural Network detection engines
- Interfaces between ACI products (BASE24, BASE24 eps, and MTS)

## Key Competitors

- Fair Isaac
- Actimize
- Norkom
- Fortent
- SAS

## Value Proposition

- Enterprise version offers operational savings by consolidation of multiple point solutions
- Rules and scoring combined provide lift to detection of fraudulent and money laundering activity
- Profiling assists in detecting more fraud by comparing current activity to established norms
- Short implementation timeframe
- Customer driven data input allows customers to define their input formats, which drives screen content

## Release Plan / Pricing

- Launch next generation of PRM and ACM
- Build out of the long term retail roadmap with the end view towards the EPS-HUB

- The current pricing structure includes an initial license fee, monthly license fee, capacity fees, and monthly product support fee.
- Services are approached directly as time and materials based on the effort.

20

21 PRM A holistic approach to fraud & risk management Scalable to protect fraud on all delivery channels Monitors at a customer level Provides rapid detection of Identity Fraud Allows simultaneous cross product monitoring Flexible process & case management control Credit Card Debit Card Internet Banking Wires Check Loans Mortgages Brokerage PRM Enterprise Risk

# Without Enterprise Risk Management


Channel
Access Vehicles
Bank Host Systems
Silo'd Risk Management Systems
Networks
• Visa
• MasterCard
• Pulse
• STAR
• NYCE
Web
Branch
Credit Card
ATM & Debit Card
Check
Teller / Deposit
ATM
Online
Wire
Phone
Retail
• Switching
• Routing
• Authorizations
• Host
Corporate
• Switching
• Routing
• Authorizations
• Host
Credit Cards-Falcon/Fair Isaac
ATM / PIN – ACI PRM
Signature POS – VISA/DPS
Check - Carreker
Online Banking – Actimize
Wire - None
AML - Norkom

22

# With ACI Enterprise Risk Management (PRM)



Channel
Access Vehicles
Bank Host Systems
Networks
• Visa
• MasterCard
• Pulse
• STAR
• NYCE
Web
Branch
Credit Card
ATM & Debit Card
Check
Teller / Deposit
ATM
Online
Wire
Phone
Retail
• Switching
• Routing
• Authorizations
• Host
Corporate
• Switching
• Routing
• Authorizations
• Host

**Customer-Centric Risk Management**

**ACI's Enterprise Risk Management System**

**Reduce from 5 to 1 & automate**

- Flexible Data Input
- Predictive Analytics
- Flexible Rules-based Filtering
- Suspicious Activity Alerts User Interface
- Back-end Case Management

**Benefits:**

- Better / faster fraud decisions reduces losses
- Operational savings / efficiency gains
- Better customer service / reduced reliance on irritating multi-factor authentication

23

24 Retail Commerce Server Electronic payment processing platform for retailers that includes credit/debit card processing integrated with loyalty program support, refunds management, closed loop pre-paid card issuance and check acceptance risk management Target market is the top 100 retailers in North America Addresses a cross segment of the retail market C-Stores, Oil & Gas General Merchandisers Grocery & Pharmacy Functionality / Market Served Provides a single source to view store and customer activity, regardless of the service type, through a common integrated database Platform flexibility and scalability to offer merchant flexibility as their business needs change and grow Customers who wish to remove the distractions of managing card payment systems can outsource their payment processing through ACI's facilities management (ACI On Demand) Value Proposition Merchant Processors First Data, TSYS, Global Payments, Chase Paymentech Software Providers S1 ISD Software AJB Software Key Competitors Strategic platform for the ACI Merchant Retail business Support migration of legacy merchant payment engine customers to ACI Retail Commerce Server (ON/2, OpeN/2, BASE24) Pricing based on licensing modules for interfaces, functionality, and devices and capacity pricing based on number of retail outlets configured in system Maintenance fees are based on license fees Release Plan / Pricing

# MTS

## Functionality / Market Served

- High value payments processing for both RTGS and SWIFT
- Low value bulk processing for domestic ACH payments
- Centralized messaging hub for RTGS, SWIFT & Bulk payments
- Multiple bank and multiple currency

## Key Competitors

- Fundtech
- Bankserv
- Logica
- Clear2Pay

## Value Proposition

- World class financial payment clearing and routing engine
- Continuous payment processing without interruption from many of the world's largest financial institutions
- Highest straight through processing (STP) rates in the industry
- SWIFT Ready Gold Certified
- Provides linear processing efficiency and scalability, so the solution grows in value with the financial institution
- Enables financial institutions to stay current with industry regulations, reducing reliance on stretched IT departments

## Release Plan / Pricing

- Release 4.0 will focus on SEPA credit and direct debit payments processing support
- Future releases will focus on improved SWIFT capabilities and browser based user interfaces

- Components individually licensed with an accompanying monthly license fee
- Capacity license with accompanying monthly license fee based upon payment category and volume
- Monthly maintenance fee on each licensed component

25

26 Enterprise Banker An online banking product that supports all market segments, from consumer to large corporate customers Real-time and batch balance and transaction reporting, with images, online statements ACH origination, wire transfer origination and reporting, account transfers, stop payment, positive pay, loan payments and advances/drawdowns, cash concentration Remote check deposit, bill payment, multi-factor authentication Functionality / Market Served Single online banking product for corporate, middle market, business banking, micro business and consumer Depth and breadth of cash management capabilities and features, including 3rd party Deployed in-house and On Demand (ASP) Proven & predictable implementation including real-time interfaces and portal, and third party integration process Value Proposition S1 Fundtech Intuit/DI Key Competitors Improved capabilities for generating ACH and Wire payments, and integration to payment systems such as MTS Critical focus on reporting and ease of manipulation of payment data by businesses and consumers In-house price model based upon site license with annual maintenance AOD price model based upon module license fees with annual maintenance and monthly customer fees Release Plan / Pricing

27 IBM Alliance - Strategic Marketing Focus

28 Review of the IBM Alliance Marketing Target Focus Most of our go-to-market activity has centered on Markets #2 & #4 Significant part of our pipeline is in Market #3 Market #6 has not received much attention from either party

29 Value Proposition and Go-to-Market Focus Revising our focus on Migrations Migrations are a consistent "overlay" to three different go to market approaches centered on different segments Migrations are the first step towards Transformation & Convergence Customer's Central Focus on Cost Take Out Primary theme based on today's environment Oriented towards takeout of $100m plus targets which eclipse systems costs and lower operations costs and COGS New Capabilities Proven capabilities of integrating Alliance assets Emergent capabilities of convergence, hubs, and EPS vision Complete Solutions End to End Solutions for the entire payments lifecycle Traditional view this is focused down market New view is basis for Tier 1 platform rationalization

30 ACI Global Execution Achieving Growth Through Greater Capability Dave McCann, Chief Information Officer Bob Cronin, Vice President, Corporate Management Office

31 Content Corporate Management Office (CMO) ACI Implementation Services Methodology (ISM) Software Development Life Cycle (SDLC) Q&A

32 ACI's organization, process and technology capabilities - growing with the business Transitioned to a globally integrated enterprise Aligned process and project management so the right resources are deployed based on project needs Transitioned from a geo-centric/product centric model to a global solution-oriented approach Established standard program and project management processes that are consistently applied across the organization Established full lifecycle risk and quality assurance practices to ensure delivery excellence

33 Product Roadmap Requirements ROI analysis Sales Services Consulting Project Management Implementation Support Architecture Development Testing Quality Assurance Project Management Release Management Support Technology Direction Functionality Direction Solution Delivery & Support Product Management Product Development Channel Management "Complex, compound problem" - requires structure of a CMO to facilitate consistent processes across the enterprise To achieve its strategic goals, ACI aligned the efforts of its component parts

34 The Corporate Management Office (CMO) is the "nerve center" for program excellence and coordination of projects across the enterprise The CMO provides the processes, tools and oversight to enable integrated planning and management across the business units (e.g. CIO, COO) to achieve strategic objectives Determine decision making authority Prioritization criteria and process Develop Implementation Services Delivery model Establish a governance framework for escalation of issues and decision points - "the honest brokers" Enterprise Portfolio and Program Management (PPM) Quality, Risks, Issues, Time, Cost, Impact, Defects, Profitability, Value, Customer Satisfaction Roles and responsibilities Formal and informal structures Consistent process for resource management Communication strategy and plan Open communication between CMO and key stakeholders CMO Measurement Governance Organization Tools Reporting Methodology Standard terminology across portfolio, program and projects Standard process development methodology Project Management Office (PMO) practices, processes and tools Utilization of data from systems and tools to create reporting at all levels Definition of executive level dashboard reporting Criteria for tool selection Consistent and integrated tools, templates and methods Tools to assess staff skills and align resources and projects

35 Project Management System Performance Data and Delivery Scorecard Project status Revenue plan vs. actual, variation Cost plan vs. actual, variation Risks Issues Resource demand and supply forecasts PM skills, gaps QA ratings Project health assessments Customer satisfaction Project Managers Managers of PMs PMO / Portfolio Managers CMO Communication and Action Items Key Projects Customer Feedback High Risk Issues QA Results Process Exceptions Achievements PM/PMO Requests Strategy and Direction Standard Terminology Processes Tools Data Reporting Analysis QA Assessments Everyone is responsible for ensuring project success A key role of the CMO is to facilitate the continuous flow of project information throughout the enterprise to enable business decision-making

36 Governance is the underlying structure that aligns strategic, management and operational aspects of the CMO Organization Operations PROCESSES/ PROCEDURES MEASURES POLICIES CHARTER STRUCTURE ROLES AND RESPONSIBILITIES How do we organize for success? How do we execute for success? Charter The purpose, scope and approach to governing the program Structure The reporting relationships and connections between groups of enterprise resources Roles and Responsibilities The definition of work requirements mapped to the groups and individuals who will perform them Processes/Procedures Predefined activity flow for the necessary business actions and creation of business outcomes Measures Accountability mechanisms at the enterprise, portfolio, program and project levels Policies Predefined Program and Portfolio Management decisions with associated boundaries, standards and latitude

37 Consistent dashboard reporting of program health are tracked using IBM's Seven Keys to Success(tm) reporting framework IBM's Seven Keys Health Indicators Under Project/Program Manager Direct Control Project/Program Manager Usually Has Indirect Control Red: Corrective action required immediately Yellow: Corrective attention required in near term Green: Progressing according to plan

38 Define & Build Key Activities Refined approach to customer project development and delivery Refined project and program management processes Implement corporate governance structure Organizational alignment/ changes New skillsets identified, recruited New tools deployed Key Activities Continuous education for organization on refined processes and tools Optimize corporate governance structure Key Activities Continuous Improvement Monitor and control performance Implement 4Q08 1Q09 2Q09+ Operate Implementing "change" in a controlled manner...

39 Content Corporate Management Office (CMO) ACI Implementation Services Methodology (ISM) Software Development Life Cycle (SDLC) Q&A

40 ACI Implementation Services Methodology (ISM) Provide a common methodology enabling: Consistency in estimations worldwide Common terminology across Channels Increased focus on requirements and testing Creation of a standard set of project deliverables Define standard roles in customer projects: Supports specialization Leverages entire organization and other resourcing options Ultimately produce a predictable, repeatable process resulting in lower costs and high customer-perceived value All impacted organizations are involved in the definition of the methodology.

41 Product Management General Availability Standard Product CIO Organization Channel Organization Software Solution Customer Solution ISM - Delivering Customer Solutions

42 ISM - Project Organization Chart for Customer Projects Project Manager (COO) Sales (COO) Product Management (COO) Delivery Services (COO) Product Development (CIO) Account Manager Solution Consultant Business Solution Analyst Client Solution Manager Technical Lead Technical Consultant(s) Development Manager Level 2 Architect Test Lead Software Engineer(s) Testing Engineer(s) Level 3 Architect(s) Core Project Team Variable Resources

43 ISM - Key Phase Activities Focused process to achieve quality and timeliness.

44 Content Corporate Management Office (CMO) Implementation Services Methodology (ISM) Software Development Life Cycle (SDLC) Q&A

45 SDLC - For Customer and Product Projects Requirements Impact Assessment & Estimates Business Case Design Development Testing Distribution Implement Production Maintenance & Support Retirement Concept Phase Development Phase Implementation Phase Production Phase Retirement Phase SDLC Phases SDLC Stages Fundamentals Quality - Compliance - Performance - Security - Customer Advocacy Communications - Governance Feedback/Review/Process Improvements

46 ACI Enterprise Project Management Framework Implementation Services Methodology (ISM) Implementation Design Plan Business Assessment Engagement Launch Solution Scope Payments Strategy Assessment Deal Review Process (DRP) Sales and Opportunity Management Qualified Opportunities Indicative Pricing & Deal Economics Approved Deals Software Development Life Cycle (SDLC) Product Release Projects Customer Requirements Software Solutions Transition to Steady State Benefits Realization Help 24 Customer Support = New/Enhanced Process Governance Integrated Planning Prioritization Resource Management Product Requirements Generally Available Products Delivery Excellence Status Reporting Issues Management Risk Mitigation Corporate Management Office (CMO) Iterative Solutioning Iterative Solutioning

47 Content Corporate Management Office (CMO) Implementation Services Methodology (ISM) Software Development Life Cycle (SDLC) Q&A

General Market Environment 2009 Ralph Dangelmaier, President, Americas

49 Topics Key Questions What We Sell 2008 ACI in its Markets

50 Questions I Would Ask Why is ACI doing so well when others are not? Why were results in the U.S. so positive in this current environment? How are you improving your deal economics? Why do you think there is opportunity going forward? Is ACI positioned to win? How?

51 What We Sell and How We Position It

52 ACI Product History 1975 1982 1985 1990 1995 2000 2005 2008 BASE24-atm TRANS24 Payments Manager ICE Smart Chip Manager Proactive Risk Manager OCM24 MTS ASx Trade Finance Enterprise Banker ON/2 OpeN/2 Retail Banking Wholesale Banking Risk Management Tools & Infrastructure BASE24-eps Network Express ASSET BASE24-pos Automated Case Management WebGate Enterprise Enrollments

53 Global Payment Solutions Product Strategy Channels ATM POS Branch Call Center Web Banking Channels Cash Mgmt. Small Business Wealth Mgmt. Retail Banking Trade Remittances Networks Settlement & Card Mgmt. Systems Systems of Record Networks Payment Settlement Systems of Record Retail Payments Authorization Hub Endpoint Devices; Authorization Rules; Routing, etc. Data Management Monitoring; Fraud Detection, Static Data; Fees Wholesale Payments Hub Data Management; Workflow Queues; Routing & Exception Handling Rules Liquidity; Monitoring, Fraud Detection, Static Data; Fees

54 ACI Global Retail Solution Overview Integrated Retail Payments Processing Hub Internal Bank Host Systems CIF/CRM Revolving Credit Prepaid Cust Service Brokerage DDA External Networks and Hosts Transaction Acquiring Integrated Fraud Detection Authorization and Switching Settlement and Reconciliation Customer and device authentication Native message formats Message translation Comms Negative and/or positive Limits and utilization Balances Scripted authorization Card, account, customer Rules or model-based Real-time, near real-time, or post-transaction Scripted transaction selection Centralized settlement Reporting Exception management Switching and routing Transaction logging Stand-in ATM POS Issuer Branch Internet Banking Call Center IVR Transaction Channels Network Access

# ACI Global Wholesale Solution Overview


Clients
Retail - Small Business - Middle Market - Corporate - Internal
Reporting and Image
Transfers
High Value, Wire
Bulk, EFT, ACH
Bill Pay
Positive Pay
FX
Remittance
Check Issuance
Payment File Manager
Trade Finance
Remote Deposit
Cards
EDI
Brokerage
Channels
Fax
Phone
Mobile
Touchtone
Web
Branch
Security
Money Transfer System (MTS/MTS-eps)
Data Manager
Transformations, Translations, Warehousing, Reporting
Inquiry Manager
User Interface, Workflow Queues
Rules Manager
Processing Rules, Exception Handling Rules, Business Modeling, Routing
Enterprise Services
Processing Services
Interface Services
Static Data
External Service Adapters
Business Activity Monitoring
ACI Payments Processing
Networks
Bulk
RTGS
SWIFT
Direct Sends
Host Systems
RTGS- ACI MTS
ACH –Pep +
ACI Global Trade
DDA- Hogan
FX - Spot
Enterprise Enrollment

56 Solutions for Retailers - ACI Retail Commerce Server ACI Retail Commerce Server ACI Retail Commerce Server Integrated payments platform targeted to specific needs of retailers

57 ACI On Demand ACI hosts image of its solutions on behalf of the customer Expands market to those who lack internal IT sophistication or scale Common theme for companies to look at solutions on- demand Reduces customer costs while maintaining control Results in faster deployment for the customer Minimizes up-front investment in IT, staff, etc. Allows for "paying by the drink" ACI's "unique image" model provides risk mitigation for the customer Customer can take the solution back in-house if they choose Can facilitate transition to new solutions from legacy ACI On Demand opens up new market segments for ACI

58 2008 - How We Did

59 Quick 2008 Review Revenue grew in a tough market Sales increased over 2007 Note - Americas new business sales up 14% Note - U.S. sales up 14%, headcount down 17% 34 new accounts 72 new applications Over 55 deals in excess of $1 million in contract value Over 15 major renewals

60 2008 - Key Changes Product BASE24 sunset announcement The IBM Alliance Refined Professional Services processes Improved professional services margins Continued integration of retail and wholesale groups in the channel i.e. customer management, marketing, services, sales, consulting Further refinement of U.S. sales organization More focus on top accounts Better overall deal economics

61 Driving Better Deal Economics "Market-based" pricing Key market alternative is usually payment processors Example - the top three renewals in the Americas in Q4 results in over $6m in incremental annual revenue, with no upsell Better estimating methodology and competitive rates for specialized services - result is better professional services margins

62 ACI in its Markets - Where We Fit and Where our Opportunities Are

63 Primary Segments We Attack Financial Institutions Payment Processors Retailers ACI is differentiated at the high end of each segment

64 Secular Market Trends and Drivers Continued desire to reduce costs and increase productivity Need for end-to-end solutions Need for platform and solutions convergence Need to automate manual, cumbersome processes ACI will drive customers to new releases to address these needs Electronic payment volumes continue to rise Focus on risk management Compliance (EMV, SEPA, Faster Pay, SWIFT, etc.) Globalization needs Newer phenomena - prepaid cards, mobile banking and payments Overall market drivers remain positive for ACI

65 Transaction Volumes Continue to Grow ACI's customers run over 90 billion retail payment transactions per year, and move over $10 trillion dollars per day in wholesale payments ACI recorded 27% year-over-year growth in end-customers in the Enterprise Banker AOD operation. Year-over-year growth in transaction volumes*: Top 10 U.S. bank >12% Top 10 U.S. bank >30% U.S. debit switch >20% Top U.S. bank processor >15% Top Latin American processors >25% Top Mexican bank >25% Recent renewals resulted in customers licensing 3-4x previous transaction volume. * Volumes as reported to ACI by customers

66 More Immediate Drivers/Issues U.S. credit crisis Drives extreme focus on ROI Accelerated M&A among our customers and target accounts Increasing levels of payments fraud Increasing debit card volumes as consumers move away from checks and credit cards Likelihood of increased bank regulation Focus by healthy financial institutions on winning share Consumer deposits Corporate accounts (e.g. SMB)

67 Americas Market Penetration Retail Payments Wholesale Payments Fraud Online Banking Other Potential 500 500 100 300 50 Retail Payments Wholesale Payments Fraud Online Banking Other Revenue 50 17 2 41 20 Total annual potential >$2.0 billion per year Market Potential Current Penetration ACI has captured less than 10% of its addressable market

68 ACI in the U.S. Market ACI is leading provider of enterprise electronic payment systems Systems deployed in 24 of the top 25 banks, 33 of the top 100 retailers, major processors and switches Market dynamics will create a migration from legacy solutions and processors to new solutions Pressure on costs, reliability and risk will create the need for enterprise payment "hubs" IBM partnership will facilitate new wins and migrations Key markets to attack include payments processors, retailers and banks below #25, plus cross-selling new solutions into existing base ACI has significant market potential remaining in the U.S.

69 ACI Wholesale Solutions in Top U.S. Banks* * Bank rankings by assets, as of 6/30/08 22 of the top 25 U.S. banks have ACI wholesale solutions 22 of the top 25 U.S. banks have ACI wholesale solutions

70 70 ACI ATM/Debit Solutions at Top US Banks* * Bank rankings by deposits, as of 6/30/08 ACI has significant market potential remaining in the U.S. ACI has significant market potential remaining in the U.S.

71 71 ACI Risk Mgt Solutions in Top U.S. Banks* * Bank rankings by deposits, as of 6/30/08 ACI has significant market potential remaining in the U.S. ACI has significant market potential remaining in the U.S.

72 ACI in the Merchant Retail Sector U.S. Target, Safeway, Sears, Winn Dixie, Publix, Walgreens, JC Penney, Sheetz, Pier 1, Shopko, HyVee and more Mexico Walmart, McDonalds, Home Depot, Office Depot and more Canada Shoppers Drug Mart Other Sainsburys (UK), El Corte Ingles (Spain), BP Australia, Coles Meyer (Australia)

73 U.S. Opportunities by Segment Banks Consolidating redundant payment silos 'Retail and wholesale Winning top banks away from processors Risk management cross-sell/up-sell Migrating older ACI solutions to newer versions Professional services and AOD Winning retailers away from processors Replacing silos with a single solution Upgrading from older ACI versions Check, refunds authorization Prepaid, gift card AOD Replacing legacy technologies Migration to new versions Risk management Settlement and clearing AOD Replacing redundant silos Replacing legacy technology Migration from older ACI solution versions Cross selling risk management and settlement Professional services ACI has significant market potential in the U.S.

74 And More Opportunity in the Americas Canada Leadership position in ATM/POS Leadership in risk management, especially debit Greenfield opportunity in wholesale payments, BASE24-eps and Payments Mgr IBM Leadership position in ATM/POS Limited position in risk management Greenfield opportunity in wholesale payments and BASE24-eps IBM Leadership position in risk management and AML Limited position in ATM/POS Greenfield opportunity in wholesale payments and BASE24-eps IBM Leadership in position in ATM/POS Strong position in merchant retail Limited position in risk management Greenfield opportunity in wholesale payments, BASE24-eps and Retail Hub IBM ACI has significant market potential outside the U.S.

Base24-epstm Montpelier Presentation Dan Archer, Manager, Business Analysis

76 Every Second Every Day

# ACI Retail Payments Solution


Channels
Interfaces and
Back Office Systems
Branch | Web | POS | ATM | Mobile | IVR | Call Center
Network Access
Payments Processing
Message Management
Acquiring Endpoint Management
Transactional Fraud Management
Rules Management
Transactional Data Management
Enterprise Services
Risk Management Services
Settlement, Disputes and Fee Mgmt. Services
Security Services
Processing Services
Network Access
Global and Regional Networks and Interchanges
Bank Host Systems
Bill Payment
DDA, Savings and General Ledger
Customer Info. Files
Customer Service

77

78 BASE24-eps - Introduction Integrated e-payment processing engine Processes consumer transactions from any endpoint Debit, Credit, and Chip cards Channel integration ATM and POS device management WEB, IVR and Branch/Teller interfaces Flexible switching and routing Interchanges, Processors, Card Associations, and Host Systems EMV, multi-currency, and multi-language enabled

79 BASE24-eps - Introduction Scripted Authorization provides powerful user control over: Authorization Transaction log perusal Extract and Reporting Minimizes the need for custom development to implement new services No need for source code changes Compatible with future releases Easier to stay current with new releases Reduces retrofit time and costs Check Customer Status Check Card Expiration Date Perform Password Verification Get Customer Script File

80 PRM - Integration ACI Proactive Risk Manager online interface Enterprise Risk Debit and Credit Reduces fraud losses and minimizes operating costs Detect fraud during authorization BASE24-eps scripting decides when to call PRM

81 ACI ASSET (ATM Acquiring) ACI ASSET (POS Acquiring) ACI ASSET (VISA POS) ACI ASSET (HOST Issuer) ACI Product Demo System View Application Server ACI BASE24-eps ACI PRM NCR APACS VISA Presentation Server ACI Desktop User Interfaces Asset Simulators ACI Remote Access Host System

82 Scenario #1 - Scripted Authorization Banks and service providers need a way to provide higher levels of service to consumers offer unique products and services with limited customization and increased speed to market stay current with software releases more easily To prevent or minimize declined transactions for designated cardholders the ACI solution allows funds in other accounts to be considered if the primary funding source does not have sufficient funds

83 BASE24-eps Proactive Risk Manager Scenario #1 - Scripted Authorization Network Interface PRM Interface Acquiring Point Checking Account Balance = $200 Savings Account Balance = $2,000 Purchase of $250 from Checking would typically be declined. Scripted authorization allows funds from Savings to be considered (account aggregation) (Overdraft fees optional - dictated by the bank) Host Authorization Scripted Authorization

84 BASE24-eps Proactive Risk Manager Scenario #2 - Scripted Authorization Network Interface PRM Interface Checking Account Balance = $100 Savings Account Balance = $2,000 Purchase of $150 from Checking would typically be declined. Scripted authorization allows overdraft on the account within limits defined by the bank (allow negative) (Overdraft fees optional - dictated by the bank) Host Authorization Scripted Authorization Acquiring Point

85 Scripted Authorization Business Value Value Proposition Reduced cost per transaction Fewer and lighter-weight customizations based on scripts, parameters, and configuration options Simplified customizations (when necessary) due to object- oriented design Future proof solution (staying current with product releases) Lower cost support and development resources Improved speed to market Solution flexibility Scripts, parameters and configuration options

86 Scenario #3 - Integrated Fraud Mgmt. Banks and service providers need powerful tools to combat fraud in today's global payments environment flexibility to deny transactions perceived as fraudulent protecting their cardholders while minimizing the impact to their normal spending patterns Fraudulent transactions, once identified, can often be isolated to specific countries. The ACI solution allows issuers to block those transactions and be able to remove the block quickly and easily

87 BASE24-eps Proactive Risk Manager Scenario #3 - Integrated Fraud Mgmt. Network Interface PRM Interface Purchase from Switzerland passes all fraud checks in BASE24-eps and PRM Purchase from Australia is declined in PRM as the result of a user- defined rule Subsequent routing to a Host is executed based on PRM decision 1 2 Host Authorization Scripted Authorization Acquiring Point

88 Scenario #3 - Integrated Fraud Mgmt. Value Proposition Reduced cost per transaction No software customization required in order to configure a vast array of dynamic rules and thresholds Increased integration across the payments value chain Reduced fraud losses and minimized operating costs quickly react to fraud using scripts detect fraud during authorization real-time enterprise risk management flexible rules engine Improved customer service Increased integration across the payments value chain

Technology & Architecture Ajit Godbole, Chief Architect

90 Architecture Origins Evolution through 1998 Evolution 1999 - 2007 Snapshot: Architecture Progression 1975 to 2007 2008: IBM Alliance - (Retail) 2009: IBM Alliance (Wholesale) Towards the Payments Hub ACI Labs Topics

Architecture Origins - Retail Payments Architecture Origins - Retail Payments One payment application, one platform - embedded at all points in the Payments Pentagram Platform fundamentals were universally understood - NonStop, Scalable Payment application - world standard to handle any type of consumer payment Programming Staff - 1 platform, 1 language = large pool that could be easily redeployed Simple and yet very powerful model Consumer Merchant Acquiring Bank Issuing Bank Federal Reserve Networks Processors

# Architecture Evolution through 1998

| | | | |
|---|---|---|---|
| BASE24-atm | H24pos | TargetMaster | VISA Cash & Mondex |
| BASE24-billpay | i24 | TM-Monitor | WINPAY24 |
| BASE24-card | InfoBase | TRANS24 Auth MF | XPRESS Banking |
| BASE24-pos | LINK24 MF | TRANS24 Auth Unix | XPRESS Bill Payer |
| BASE24-telebanking | MONAD | TRANS24 Card Processing MF | XPRESS Cash Mgmt |
| BASE24-teller | MONAD Card Pers | TRANS24 Card Processing Unix | XPRESS Home Banking |
| CACHE | MONAD Lite | TRANS24 Debit Card System MF | XPRESS Internet Banking |
| Cardserver | MONAD Online | TRANS24 FT | XpresShop |
| Check Auth | Money Transfer System | TRANS24 Super Switch MF | |
| ClaimTrack C/S | MoneyNet | TRANS24 Super Switch Unix | **System Tools/Utilities** |
| ClaimTrack PLUS | NET24-MQA (XPNET) | TRANS24-atm MF | ENGUARD |
| CO-ach | NET24-TSM (Menu+) | TRANS24-atm Unix | Extractor/Replicator |
| Coll. & Dist Sys | PayLinks | TRANS24-card mgmt. FT | ICE |
| Comm. Sys | PCS | TRANS24-card mgmt. MF | InterConnect |
| ETDS (Canada) | PRISM | TRANS24-card mgmt. Unix | MAX Pro |
| ExecInsight | Refunds | TRANS24-pos MF | Millenium Scanner |
| Frequent Shopper | SCIL Mondex | TRANS24-pos Unix | MR Products - General |
| FHM | Self-Service Banking | TRANS24-settlement manager FT | MR-TMS |
| Gasper4 | SIM | TRANS24-set mgr MF | MR-WIN6530 |
| GENcard | SmartScript | TRANS24-set mgr Unix | TNJE |

- **Entry into Risk/Fraud Management and Wholesale Banking**
- **Multiple payment applications, multiple platforms – complexity exploded**
- **Apps x Platforms x Languages x Middleware x Databases – multiplicative effect on complexity**
- **Machine and Human resources became fragmented and spread thin**
- **Each variable added had cascading effect of costs**

92

93 Architecture Origins - Wholesale Payments High Value - Inter-Bank Payment Processing, Time Sensitive (example: Wire) Low Value - Batch Payment Processing (example: ACH) ACI's Money Transfer System (MTS) product world standard for Wholesale Payment Engine ACI's Enterprise Banker fills the Front Office solutions slot Trend towards more and more Straight Through Processing (STP) Business Business Bank Bank Federal Reserve Federal Reserve Clearing House

94 Architecture Evolution 1999 - 2009 Insession 1999 SDM 1999 Workpoint 2000 MD 2001 S2 2005 eps 2006 P&H 2006 Visualweb 2007 Stratasoft 2007 <none> 2008 Picked up bloodline after bloodline of similar products. Went from being something to being many things, many architectures, many perspectives, and yes many cultures. 2008 Stabilization Period - bring focus on products and platforms to start reduction in complexity

95 Architecture Evolution 1975 - 2007 Architecture Evolution 1975 - 2007 Consumer Payments 6 Platforms 5 Databases 3 Middleware 5 Prog. Languages Wholesale Payments 5 Platforms 3 Databases 3 Middleware 4 Prog. Languages

2008 - IBM Enablement (Retail) Completed IBM bluestack enablement of all strategic retail solutions Co-location of applications on the IBM system z platform will allow integration efficiencies

97 2009 - IBM Enablement (Wholesale) 2009 - IBM Enablement (Wholesale) Getting existing MTS product on IBM system z for High Value payments MTS-eps is the SOA based solution for high and low value corporate payments

98 Architecture Evolution - 1975 - 2009 Architecture Evolution - 1975 - 2009 Architecture Evolution - 1975 - 2009 Focus and Simplify: IBM - Platform, Bluestack ACI - All Payments Soln

99 Architecture Evolution - 1975 - 2012 Architecture Evolution - 1975 - 2012 Architecture Evolution - 1975 - 2012 1975 2007 2009 2010-2012 Payment Hub

100 Payment Access Services Wholesale Payments Solution Retail Payments Solution Risk Management Solution The ACI Payments Hub is the strategic destination for all Payment Types Built on IBM middleware assets including the IBM Payments Framework It facilitates building SOA applications in a predictable and cost effective manner Ensures that multiple ACI services can co-exist and ultimately be merged as part of the longer term convergence of ACI assets Enables further leverage of high quality, low cost-structure development centers in Romania and India ACI Product Vision & Strategy The ACI Payments Hub EPS Core Services Orchestration, Application Management Data Management, Security Infrastructure Database

101 SOA-based solution and architecture Convergence of Wholesale, Retail and Risk Management Payment services Easy integration with the financial institution's enterprise infrastructure Long-term vision for ACI and ACI customers Over time, business functions in current products will be composed into components and services Existing ACI products will begin to provide and consume services that interact with the ACI EPS Hub ACI Product Direction: Enterprise Payments Solution >> EPS Trade AML

102 100 Millisecond Rule Consumer Response Time: 1 second = 1000 millisecond Maximum Time within ACI instance of Payment Engine = 100 milliseconds Currently require only 30 milliseconds to Acquire, Route, Switch, Authorize Leaves 70 milliseconds time to add further value to the Financial Transaction Monetizes fully "allowed time" within the Payment Engine Consumer Merchant Acquiring Bank Issuing Bank 100 Milliseconds of time available Networks Processors 30 Milliseconds used 70 Milliseconds of Opportunity to add new value

103 ACI Labs - Goals Development of next generation Payment Solutions Established in Chennai, India in late 2008 Focus areas: Data Mining & Data Analysis domains within payment streams Ad insertion in payment streams Intelligent/Least Cost Routing Mobile/p2p payments Data Security, Risk Management & Fraud Detection Generate IP for ACI by filing patents Develop prototypes and work closely with ACI product development units to transfer newly created IP and Technology

104 ACI Labs - Operational Framework Research, Monitor and Track payments industry direction Evaluate impact of evolving technologies and changes Create an atmosphere that encourages thinking big and solving challenging problems Work closely with Thought Leaders in Industry/Academia Acquire best possible talent through a robust recruitment process Foster teamwork and collaboration among research engineers Build relationships with customers, vendors and industry representatives

105 ACI Labs - Current Status Meeting/Discussions with Computer Science faculty at the Indian Institute of Technology - Madras (IITM ) Explained the ACI Lab concept and explored faculty engagement/participation - Response has been Positive Exploring taking up of Space within the IITM Research Park Recruitment of Lab Engineers in progress

Financial Review Scott Behrens, Chief Financial Officer

107 Topics Revenue Mix and Customer Concentration Backlog and Customer Attrition by Geography Impact of Rollover of Dis-economic PUFs Customer Life Cycle Opex and Operating Free Cash Flow

108 Calendar Year Revenue Mix 57% 30% 13% 14% 29% 16% 57% 30% 17% 54% 24% 59% 20% 23% 57%

109 CY 2008 Revenue Concentration = Revenue from Top 20 Customers = Revenue from All Other Customers Represents Top 20 out of 826 Customers Top 1 4% Top 5 13% Top 10 20% Top 20 29% 2008 Rank 2007 Rank Channel #1 #6 Americas #2 #1 EMEA #3 #119 Americas #4 n/a EMEA #5 #5 Americas #6 #2 EMEA #7 #40 EMEA #8 #14 EMEA #9 #190 EMEA #10 #59 Americas #11 #13 EMEA #12 #15 Americas #13 #83 EMEA #14 #16 Americas #15 #27 Americas #16 #21 Asia-Pacific #17 #19 Americas #18 #128 EMEA #19 #20 Americas #20 #309 Americas Not reliant on an individual customer relationship Top 20 individual customers change from year to year due to significant project completion & renewals Top 20% (approximately 165 customers) represent approximately 80% of our total revenues

110 Backlog Transition 60-Month Backlog as of 12-31-08 A = 2008 Revenue from Current Year Sales B = 2008 Revenue from Backlog C = 2008 Revenue from Deferred Revenue = Deferred Revenue = Committed Backlog = Renewal Backlog CY 2008 Revenue

111 Relative Attrition by Geography and Product 4.2% Global Attrition in 2008 Relative Attrition by Channel Americas Slightly Higher Than Average EMEA and Asia-Pacific Slightly Lower Than Average Relative Attrition by Product Retail Payment Engine Products at the Average Wholesale Products Better Than Average Fraud / Risk Management Slightly Worse Than Average Non-Core Products / Tools Worse Than Average No Single Geography or Product Area is Currently Experiencing Significant Levels of Attrition

112 Revenue as Former Dis-Economic PUFs Renew Pre-2007 Post-2007 Renews as Recurring Streams Historical PUF Activity Customer A Renewal Customer B Renewal Customer C Renewal Customer D Renewal Customer E Renewal Timing Illustration

113 Revenue as Former Dis-Economic PUFs Renew Pre-2007 Post-2007 Renews as Recurring Streams Historical PUF Activity Economic Illustration

114 Illustrative Customer Life Cycle Customer Margins (cumulative) Add-On Sale Stage (typically 5-years) Renewal and Add-On Sale Stage (typical renewal is 5-years from go- live / customer lives are 20+ years) Pre-Sale Stage (2 - 6 Qtrs) New Account Sale Event Go-Live Event Renewal Sale Event Multiple Add-On Sales Events Implementation Stage (2 - 6 Qtrs)

115 Operating Expenses 2006-07-08 Operating Expenses 2006-07-08 Operating Expenses 2006-07-08 In $ Thousands

116 Operating Free Cash Flow 2007-08-09 Operating Free Cash Flow 2007-08-09 In $ Thousands In $ Thousands

ACI and IBM Data Center Delivery Profile David Sonier, Global IT Operations

Goal: Attainment of a World Class Enterprise Environment Centralize computing equipment: Upgrade in technology Cover all equipment under maintenance Greater utilization of resources Create a secure environment Build environment to support 7x24 processing Provide a robust Business Continuity and Disaster Recovery plan Build networks that allow low latency access by ACI Developers Establish a global Service Desk to handle all IT issues Improve the new client/employee experience (c) 2009 118

Goal: Attainment of a World Class Enterprise Environment (continued) Enhance skill set Implement tools to improve monitoring and shorten recovery time Implement capacity and trending capabilities Move processing to a higher level of Data Center Reduce capital investments by moving to operating expense (c) 2009 119

Goal: Consolidate and Upgrade ACI computing environments Goal: Consolidate and Upgrade ACI computing environments Goal: Consolidate and Upgrade ACI computing environments Goal: Consolidate and Upgrade ACI computing environments ACI computer room- Before ACI computer room- Before (c) 2009 120

Achievement- Consolidated ACI computing environments in modern, secure and upgraded environment in modern, secure and upgraded environment in modern, secure and upgraded environment in modern, secure and upgraded environment in modern, secure and upgraded environment in modern, secure and upgraded environment in modern, secure and upgraded environment IBM computer room - After IBM computer room - After (c) 2009 121

# Achievement: IBM Reliability Level 3+

| Features | IBM | ACI |
|---|---|---|
| Dual Electric Utility Feed | √ | |
| Dual Power Path Above 600V | √ | |
| Ups System | N+1 | |
| Standby Generators provide For Critical Loads | N+1 | |
| Fuel Systems | N+1 | |
| Dual Power Path to PDU | √ | |
| Dual Feed CAC Units | √ | |
| Dual power Path For Dual Power Cord Loads | √ | |
| Chiller Plant - N+1 Redundancy | √ | |
| Redundant Tower Water Make Up Supply | √ | |
| Raised floor - CAC Units - N+25% | √ | |
| Critical Load - Cooling Systems - N+1 | √ | |
| Automation & Monitoring | √ | |
| 7 x 24 Facility Operator Coverage | √ | |
| Mechanical Systems - concurrent Maintenance | √ | |
| Electrical Systems - Concurrent Maintenance | √ | |

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© 2009

IBM Strategic U.S. Data Centers Southbury Poughkeepsie Rochester Columbus St. Louis Raleigh Dallas Boulder Lexington Boulder Columbus Dallas Lexington Poughkeepsie Raleigh Rochester St. Louis Southbury Location 282647 102470 66499 86047 171873 118192 73819 81965 150328 Total US Data Center Space 1,122,871 square feet (c) 2009 123

IBM Boulder Capacities 6 different computer rooms make up the data center Customer Service and Operations also hardened Redundant Xcel Energy Electrical Service Stable Climate / Seismic Profile / Power Grid All raised floor open architected, multi customer Total commercial raised floor space 282,647 sq.ft. / 27,386 sq. m. Incoming Utility - 37,000 Kva UPS Capacity - 31 Modules, 30,500 Kva EPS Capacity - 30 Generators, 44,400 Kva Chiller Capacity - 10,200 tons (35,873 Kw) (c) 2009 124

Corporate Reliability Criteria Dual Power Support utility power sources to the site power paths to all data center buildings power paths for dual powered devices Backup Power Support UPS battery power system with N+1 redundancy EPS generator power system with N+1 redundancy On site diesel fuel storage Redundancy Dual power feeds to all computer room air conditioners Redundant air conditioning units on the raised floor Redundant (N+1) components in all critical systems Maintenance Concurrent maintenance capability down to the PDU level Preventative maintenance schedule for all critical systems Monthly testing of backup power generator systems Yearly "drop dead" test of all backup systems Staffing 24 x 7 x 365 on site security, facilities maintenance, and operations staff (c) 2009 125

# Level 3+ Reliability Diagram


Diesel Fuel
48 hours
Diesel
Generators
Batteries
Strings
Substation
UPS
Static Switch
Public Utility Provider
Raised Floor Area
PDU B
Server
PDU A
A/C
Redundant
Power Connections
Power Distribution Unit
under floor cavity
Evaporation
Cooling
Towers
Chiller Plant
Makeup Water
Storage
PDU – Power Distribution Unit

126
© 2009

# Typical Building Power Profile

Redundant Utility Power Feeds to all Substations



B
A
B
A
B
A
EPS
Generators
Substation
Substation
Substation
UPS
Batteries
UPS
System
3 Alternate
Power
Circuits
Switch Gear A
Switch Gear B
Utility Power
Static
Switch
PDU
PDU
PDU
Single
Power
Device
Dual Power Device

127

© 2009

EPS and UPS Characteristics UPS / Batteries provide 15 minutes of continuous power EPS Generators online in under 30 seconds UPS filters incoming utility power 48 hour fuel storage capacity onsite All systems fully redundant (c) 2009 128

# Environmental Systems





- Room temperature requirement is 72° F  (22.2°C) +/- 2
- Multiple redundant AC units on the floor
- Water temperature supply is 48° - 50°F   (9°C – 11°C)
- Under floor air temperature of 55° - 60°F  (13°C – 15°C)





- Relative Humidity requirement is 45% +/- 5%
- Low ambient humidity / continuous steam generation
- High ambient humidity  requires dehumidification
- Central plants with individual building backup systems

129

© 2009

Raised Floor Environment Open architected, multi-customer Water detection under the floor Smoke and fire detection Multi zoned sprinkler system IT equipment modeling and profiling capabilities Hot aisle cold aisle equipment layout Under floor cable management PDUs loaded to 45% capacity for fail over requirement (c) 2009 130

Data Center Power Consumption 35 30 25 20 15 10 5 0 Humidifier Information Technology Switch/ Gen Lighting Cooling systems Electrical and building systems PDUs UPS Computer Room HVAC Chiller/ Cooling Tower For the typical 25,000 square foot data center that spends $2.6 million in power annually, energy costs can potentially be cut in half Percent of total data center electricity use (c) 2009 131

Existing Data Center Energy Management Maximize raised floor power utilization Seal all floor hole penetrations Use modeling tools to manage I/T loading Map temperature profile (MMT) Maximize A/C unit efficiencies Turn off A/C units where possible Fewer A/C units on line may be cooler Koldlok tile inserts for airflow management Tileflow modeling software MMT mapping tool (c) 2009 132

IBM New Data Center Strategies Same level of reliability and redundancy Ideally design to 140 watts/ sq.ft. (868 watts / sq.m.) Variable speed pumps and motors in the air conditioning system Ability to package IT equipment at higher densities (watts per IT space) Additional chilled water capacity to support new water cooled IT technology Flat plate heat exchangers for free cooling opportunities - 50% of the year. Low carbon emission diesel fuel for generator operation Energy efficient generators for a low PUE metric (1.28 - 1.68) Usable capacities 14,700 Kw generator 8,000 Kw UPS (expandable to 9,000 Kw) 2,600 tons chillers (approximately 9,2000 Kw) (c) 2009 133

Boulder Utility Power Grid Primary Underground Power Feed 230Kv 50Mva Redundant Power Feeds 13.2 Kva 2 Secondary Power Feeds 13.2Kv 20Mva Utility Substation On site Sub-Station Excel Energy 230 Kv Utility Power Grid Sub-Stations Bkr Bkr Bkr Bkr Ring Design for Bi-directional Power (c) 2009 134

Energy Efficient Chiller Plant Pre Cooling Heat exchanger can supply water below the return temperature Free Cooling Heat exchange can supply water below the supply temperature Chiller Plant With VFD Separate Cooling Towers Backup Water Storage Water Evaporation Domestic Water Supply Raised Floor Area Server under floor cavity A/C Flat Plate Heat Exchanger Cooling Towers 50°F +60°F (c) 2009 135

# Energy Efficient Air Conditioning

**Traditional Raised Floor**


temperature sensor
water valve
chilled water supply
A/C
Servers
A/C
+70°F
55°F

- 2 foot raised floor
- A/C fans running at constant speed
- Input air temperature set point is 71°F
- chilled water valves opens based on input temp
- Units seeing no load pass thru 70°F air
- Reliability requirements calls for redundant units
- Redundant units would not be cooling

**Efficient Raised Floor**


A/C
Server
A/C
temperature sensor
water valve
55°F
sensors
55°F
chilled water supply

- 3 foot raised floor
- A/C fans running at variable speeds based on load
- Chilled water valves open based on load
- temperature and pressure sensors under floor
- sensors feed the building management system
- All A/C systems work together to maintain profile

136
IBM
© 2009
ACI

137 Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," " will," "expects," "anticipates", "looks forward to," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding the: Ability to hire key leaders in remaining roles; Anticipated results of improving ACI's ability to execute, including expectations relating to the following: Product roadmaps and multi-year strategies, Country/region specific go-to-market strategies, Product pricing tools and strategies, The corporate management office, The deal approval process, Implementation services methodology, Software development life cycle projects, and Professional services strategy. Release plans and pricing for Base 24-eps, PRM, Retail Commerce Server, MTS and Enterprise Banker products; Expected impacts and benefits of the IBM alliance, including the creation of addressable markets and customer value propositions;

138 Forward-Looking Statements Anticipated benefits from the implementation of the corporate management office; Anticipated benefits arising from the implementation services methodology; ACI's ability to drive better deal economics; ACI's ability to respond to market trends and drivers; Expectation that transaction volumes will continue to grow; Expectation that ACI has significant market potential remaining in the U.S.; Expectation that ACI's will capture a greater portion of its addressable markets; Expectation that market dynamics will create a migration form legacy solutions and processors to new solutions; Expectation that cost pressures, reliability and risk will create the need for enterprise payment hubs; Expectation that the IBM alliance will facilitate new customer wins and product migrations; Opportunities in the bank, credit union, payment processors and retailers market segments and ACI's ability to respond to those opportunities; Market opportunities in Canada, Brazil and Mexico; Expectations relating to the Company's product vision and strategy, including expectations with respect to the ACI payments hub as a destination for all payment types; Expectations relating to ACI's product direction; Expectation that ACI products will begin to provide and consume services that interact with the ACI EPS hub; Backlog and attrition estimates; Anticipated revenues as PUFs roll off the business; Expectations relating to operating expense trends and operating free cash flow Expectations relating to future product development strategies, the ability of the Company to address market and customer needs; Sales and financial expectations; Sales outlook, including expansion in various countries, sales into new accounts and sales of new applications, penetration of new market segments; and Expectations relating to key product strategies and geographic specific strategies

139 Forward-Looking Statements Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining the Company's actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in the Company's filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K filed on March 4, 2009, specifically the section entitled "Risk Factors." The risks identified in the Company's filings with the Securities and Exchange Commission include: Risks associated with the global financial crisis affecting the banking system and financial markets, which could reduce the demand for our products and services or otherwise adversely impact our cash flows, operating results and financial condition; Risks associated with provisions in our current credit facility which may limit our flexibility in operating our business; Risks associated with the volatility and disruption of the capital and credit markets and adverse changes in the global economy which may negatively impact our liquidity and our ability to access financing. Risks associated with the restatement of the Company's financial statements; Risks associated with the Company's performance which could be materially adversely affected by a general economic downturn or lessening demand in the software sector; Risks associated with the complexity of the Company's software products; Risks inherent in making an estimate of the Company's backlogs which may not be accurate and may not generate the predicted revenue; Risks associated with the Company's ability to compete in the rapidly changing and highly competitive software industry

140 Forward-Looking Statements Risks associated with tax positions taken by the Company which require substantial judgment and with which taxing authorities may not agree; Risks associated with consolidation in the financial services industry which may adversely impact the number of customers and the Company's revenues in the future; Risks associated with the Company's stock price which may be volatile; Risks associated with conducting international operations; Risks regarding the Company's BASE24-eps product which may prove to be unsuccessful in the marketplace; Risks associated with the announced maturity of certain of the Company's legacy retail payment products, which may result in decreased customer investment in our products and adversely impact our strategy to migrate customers to our next generation products; Risks associated with the Company's future profitability which depends on demand for its products; lower demand in the future could adversely affect the Company's business; Risks associated with the Company's software products which may contain undetected errors or other defects, which could damage its reputation with customers, decrease profitability, and expose the Company to liability; Risks associated with the IBM alliance, the Company and/or IBM's ability to perform under the terms of that alliance and customer receptiveness to the alliance; Risks associated with the outsourcing arrangement with IBM which may not achieve the level of savings that we anticipate and, because the arrangement involves changes in systems and personnel, may expose the Company to operational and control risks which could adversely affect the Company's business; Risks associated with future acquisitions and investments which could materially adversely affect the Company; Risks associated with the Company's ability to protect its intellectual property and technology and that the Company may be subject to increasing litigation over its intellectual property rights; Risks associated with litigation that could materially adversely affect the Company's business financial condition and/or results of operations;

141 Forward-Looking Statements Risks associated with new accounting standards or revised interpretations or guidance regarding existing standards; Risks associated with the Company's offshore software development activities, which may put its intellectual property at risk; Risks associated with security breaches or computer viruses, which could disrupt delivery of services and damage the Company's reputation; Risks associated with the Company's customers who are subject to a regulatory environment and industry standards that may change and reduce the number of transactions in which the customers engage; Risks associated with the Company's ability to comply with privacy regulations imposed on providers of services to financial institutions; Risks associated with system failures, which could delay the provision of products and services and damage the Company's reputation with its customers; Risks associated with the Company's restructuring plan, which may not achieve expected efficiencies; and Risks associated with material weaknesses in the Company's internal control over financial reporting.

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